1 © 2007 Allscripts, LLC Allscripts Investor Presentation February, 2007 Exhibit 99.1

© 2007 Allscripts, LLC
Safe Harbor
This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and uncertainties.
These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions.  Forward-looking statements do not guarantee future performance.  Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company's
Annual Report on Form 10-K for the year ended December 31, 2006, available at www.sec.gov.

3 © 2007 Allscripts, LLC Our Mission To be the Leading Provider of Clinical Software, Connectivity & Information Solutions to Physicians

4
© 2007 Allscripts, LLC

About Allscripts
900+ Employees & Growing
Solid Financials (Nasdaq: MDRX)
Established Leader in Healthcare IT Market
Electronic Health Records
Practice Management
e-Prescribing
Document Imaging
Personal Health Records
Connectivity Solutions
Emergency Department Information System
Case Management

5 © 2007 Allscripts, LLC Where We Are . . . Our Healthcare Scorecard $2.2 Trillion Spent in Healthcare $700 Billion in Waste 98,000 Deaths from Medical Errors 7,000 Deaths from Medication Errors

6 © 2007 Allscripts, LLC Our View Healthcare Revolves Around the Physician Why Physicians? Traditional View Healthcare Revolves Around the Hospital

7 © 2007 Allscripts, LLC The Status Quo: Cost & Risks

8 © 2007 Allscripts, LLC What Will It Take to Get There?

© 2007 Allscripts, LLC
~ 550,000 U.S. Physicians
x          80% EHR Market Opportunity
x  ~$12,000 Initial Investment/Physician
= ~$5 Billion Opportunity
The Ambulatory Physician Market
Electronic Health Record (EHR) Market = ~ $5 Billion
Practice Management (PM) Market = ~ $1 Billion/Yr.
~10% to 20% of PM Systems Replaced/Yr.
Software Maintenance Agreement (SMA) = ~ $1 Billion/Yr.
Transactions = ~
$1 to 2 Billion/Yr.

Large Physician Practices
(25<200 MDs)
Segment
Mid-Sized Physician Practices
(10-24 MDs)
Small Physician Practices
(3<10 MDs)
Leadership Across the Market
Enterprise
(>200 MDs)
Independent Physician Practices
(1-2 MDs)
Primary Competitors
Variety of
Small Players
Variety of
Small Players
Misys, Sage,
Eclinical, GE
Quality Systems
Epic
TouchWorks™
TouchWorks™
HealthMatics™
eRx NOW™
HealthMatics™
Offering
HealthMatics™

© 2007 Allscripts, LLC
Our Footprint: Significant Installed Base / Strong Reference Sites
Our People: Experienced Employees Who Care
Our Solutions: World-Class Industry-Leading Technologies
Our Leadership: Standards, National Initiatives, and Innovation
Our Partners: Strong Partnerships and Strategic Alliances
Our Ability To Deliver Results: Rapid Deployment and ROI
Why We Win…

12
© 2007 Allscripts, LLC

Academic Medical Center Clients
Electronic Health Record Clients
Hospitals and Acute Care Clients
Significant National Footprint
Allscripts Across the U.S.
30,000+ Physicians and 400 Hospitals
Across the U.S.

13 © 2007 Allscripts, LLC The EHR of Choice Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks

© 2007 Allscripts, LLC
“If all we did was provide
excellent patient care to sick
patients who walked through
our doors, I am convinced we
would be out of business in
five years.”
- Jerry Miller, MD
Chief Executive Officer
Holston Medical Group
Why Now?

© 2007 Allscripts, LLC
Delivering Results
Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty Associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates Transcription
Central Utah Clinic
$1M in Savings in Year 1 ($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

© 2007 Allscripts, LLC
The Future…
Drivers in the Market
Role of the Federal Government
Standards/Certification
Consumerism
Content, Content, Content
Pay for Performance/Pay for Quality
Interoperability/Connect

17 © 2007 Allscripts, LLC Shifting the Focus from a Silo…

18 © 2007 Allscripts, LLC …to a Connected System

© 2007 Allscripts, LLC
Physician Office
Physician Office
The “Door In” and the
“Door Out” of the Hospital
Hospital
Hospital
Emergency
Department
(ED)
Emergency
Department
(ED)
Care
Management
Care
Management
“Door In”
“Door Out”
Connecting to the Hospital

20 © 2007 Allscripts, LLC Leadership "There are three ways to handle change. You can fight it and die; accept it and survive; or lead it and prosper." - Mike Leavitt Secretary of HHS

© 2007 Allscripts, LLC
Leadership
Advancing Patient Safety
Dedicated to improving patient safety by providing
free electronic prescribing for every physician in America
Introducing:
The National ePrescribing Patient Safety Initiative
(NEPSI)
A Coalition of the Nation’s Most Prominent Technology Companies,
Healthcare Benefit And Medical Provider Organizations

NEPSI Coalition Sponsors National Sponsors Technology Sponsors Connectivity Sponsors Search Sponsor Health Benefit Sponsors

23 © 2007 Allscripts, LLC Regional Supporters

© 2007 Allscripts, LLC
Key Takeaways
1. The time is
now
2. Our
physician
focus is key to transforming healthcare
3. We are a
leader
in the core growth markets in which
we compete
4. Competitive advantage: driving
utilization
and
results

25 © 2007 Allscripts, LLC Financial Overview

© 2007 Allscripts, LLC
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
$320
2004 2005 2006 2007(E)
$100.8
$120.6
$228.0
$300.0
Pre-packaged
Medications
Information Services
Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services
Growth Segments
($ in Millions)

© 2007 Allscripts, LLC
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
2004 2005 2006 2007(E)
Solid Bookings Growth
Information Services Clinical Software and
Related Services
$65.9
$89.5
$190.1
$240.0
($ in Millions)

© 2007 Allscripts, LLC
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$213.0 Million
Diversified Backlog Provides Stability
$110.6
$110.6
$28.0
$28.0
$24.8
$24.8
$49.6
$49.6
As of 12/31/06
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees
($ in Millions)

© 2007 Allscripts, LLC
2007 Guidance
($ in Millions, except per share amounts)
2005 2006 2007 (E)
Revenues:
Software & Related Services $65.2 $173.5 $240.0
Prepackaged Medications 45.6 43.7 44.0
Information Services 9.8 10.8 16.0
Total Revenues $120.6 $228.0 $300.0
Gross Profit 54.9 116.0 160.5
Gross Profit % 45.5% 50.9% 53.5%
Income from Operations 9.2 19.9 42.5
Net Income $6.0 $11.9 $26.0
Weighted Average Shares Outstanding (Diluted) 43.1 53.4 65.2
Earnings per Share (Diluted) $0.14
(1)
$0.22 $0.42 to $0.44
(1)   2005 has been adjusted for income taxes to provide for comparability:
$9.7 MM Net Income, or $0.23 per diluted share, as reported less 38% taxes ($3.7 MM) = $6.0 MM, or $0.14 per diluted share

© 2007 Allscripts, LLC
Impact of Convertible Debt
($ in Millions, except per share)
Impact of Convertible Debt
(for illustrative purposes only)
Non-Converted Converted Non-Converted Converted
GAAP Net Income $11.9 $11.9 $26.0 $26.0
Adjustments:
  Add Back Interest Expense 3.5 3.5
  Tax Effect of Interest Add-back @ 40% (1.4) (1.4)
Adjusted GAAP Net Income $11.9 $14.0 $26.0 $28.1
Diluted Shares Outstanding 53.4 53.4 57.9 57.9
  Add: Convertible Debt Shares 7.3 7.3
Adjusted Diluted Shares 53.4 60.7 57.9 65.2
GAAP Earnings Per Share $0.22 $0.23 $0.45 $0.43
Convertible Debt Convertible Debt
Anti-dilutive Dilutive in 2007
in 2006
2007 2006

© 2007 Allscripts, LLC
2007 Earnings Metrics Adjusted Earnings
2005 2006 2007 (F)
GAAP Net Income $6.0 $11.9 $26.0
Acquisition-Related Amortization, net of taxes @ 40% 1.1 6.4 6.2
Stock-Based Compensation, net of taxes @ 40% 0.4 1.4 3.5
Adjusted Earnings $7.5 $19.7 $35.7
Weighted Average Shares Outstanding (Diluted) 43.1 53.4 65.2
GAAP Earnings Per Share (Diluted) $0.14 $0.22 $0.42 to $0.44
Adjusted Earnings Per Share (Diluted) $0.17 $0.37 $0.58 to $0.60
($ in Millions)

© 2007 Allscripts, LLC
Financial Strength
$146.1
29.2
45.7
$221.0
$22.4
17.3
82.5
0.4
$122.6
98.4
$221.0
As of 12/31/05 As of 12/31/06
$83.0
55.6
339.0
$477.6
$36.2
35.5
85.4
4.3
$161.4
316.2
$477.6
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Long-term Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity
($ in Millions)

© 2007 Allscripts, LLC
Summary
World-Class
Technologies
World-Class
Technologies
Return On
Investment
Return On
Investment
Our People
Our People
Proven
Track Record
Proven
Track Record
Strong
Partnerships
Strong
Partnerships
Leading
Provider of
Clinical
Solutions
Leading
Provider of
Clinical
Solutions
Physician-centric
Physician-centric
Well-Positioned
for Growth and
Sustained
Profitability

34 © 2007 Allscripts, LLC Allscripts Investor Presentation February, 2007